SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

NOTE 30 — SUBSEQUENT EVENTS

A stock purchase and sale agreement (the “Agreement”) has been entered into on January 5, 2018, by and between Embotelladora Andina S.A., Embonor S.A., Coca-Cola del Valle New Ventures, S.A., and Coca-Cola de Chile S.A., as buyers, and Inversiones Siemel S.A. as seller,

In this Agreement the parties agreed to the terms and conditions for transferring 100% ownership of the shares of Comercializadora Novaverde S.A. (“Novaverde”), a company dedicated to the processing and commercialization of fruits, ice cream, vegetables and food in general, mainly under the Guallarauco brand, The Transaction does not contemplate the acquisition of the business lines of avocado sales and the presentation of General Mills.

Pursuant to the Agreement materialization will occur after certain preceding conditions, including but not limited to, the authorization of the transaction by Chile’s National Economic Prosecutor’s Office,

Should the transaction be materialized, the purchase price of 100% of the shares of Novaverde would be around the equivalent of 1,785,374 Unidades de Fomento, less the value of the financial debt of Novaverde at the time the transaction is materializeds. This price may be amended based on the purchase price adjustments set forth in the Agreement.

Once the sale has been perfected, the shareholdings in Novaverde will be as follows: (i) Coca-Cola del Valle New Ventures, S.A. will own 2,999,994 shares, (ii) Coca-Cola de Chile S.A. will own 3 shares, (iii) Embotelladora Andina S.A. will own 2 shares; and (iv) Coca-Cola Embonor S.A. will own 1 share, As Embotelladora Andina S.A. is a shareholder of Coca-Cola del Valle New Ventures, S.A., its direct and indirect ownership in the equity capital of Novaverde, will be approximately 35%,

Except for the aforementioned, there are no subsequent events that may significantly affect the Company’s consolidated financial position as of December 31, 2017.